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                                                                   EXHIBIT 10.46

                                                CONFIDENTIAL TREATMENT REQUESTED

                 SECOND AMENDMENT TO MASTER FACILITIES AGREEMENT
                          AND ASSIGNMENT AND ASSUMPTION

         This Amendment to the Master Facilities Agreement (the "Facilities Agreement") between Fiber Technologies Operating Company, LLC and Choice One Communications Inc. dated May 31, 2000 is entered into as of the 2nd day of May, 2002 between FIBER TECHNOLOGIES CONSTRUCTION COMPANY, L.L.C. F/K/A/ FIBER TECHNOLOGIES OPERATING COMPANY, LLC ("FTCC"), a Delaware limited liability company having its principal place of business at 140 Allens Creek Road, Rochester, New York 14618, FIBER TECHNOLOGIES NETWORKS, L.L.C. ("FTN"), a New York limited liability company having its principal place of business at 140 Allens Creek Road, Rochester, New York 14618 and CHOICE ONE COMMUNICATIONS INC. ("CHOICE"), a Delaware corporation having its principal place of business at 100 Chestnut Street, Suite 600, Rochester, New York 14604 (hereinafter, each individually, "Party," and collectively, the "Parties").

                                    RECITALS

         WHEREAS, the Parties entered into the Facilities Agreement dated May 31, 2000, which Facilities Agreement governs the rights and obligations of the Parties; and

         WHEREAS, it is in the mutual interest of the Parties to amend the Facilities Agreement to replace certain of the original Exhibits with Revised Exhibits; and

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.      Amendment.

    A. Exhibit D, as attached to the Facilities Agreement as a portion Amendment One shall be deleted and removed from the Facilities Agreement and Amendment One and shall be replaced with Revised Exhibit D in the form attached hereto. All references in the Facilities Agreement to Exhibit D shall hereafter be deemed to refer to Revised Exhibit D.


                  [Remainder of page intentionally left blank]

Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 24b-2.

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         IN WITNESS WHEREOF the parties have executed this Second Amendment to the Facilities Agreement as of May 2, 2002.

                                                    FIBER TECHNOLOGIES
                                     CONSTRUCTION COMPANY L.L.C. f/k/a FIBER
                                     TECHNOLOGIES OPERATING COMPANY, LLC
                                                    By: FIBERTECH NETWORKS,
                                     LLC

                                     By: /s/ Frank Chiaino
                                         ------------------------------------
                                         Frank Chiaino, Chief Operating Officer

                                     FIBER TECHNOLOGIES NETWORKS, L.L.C.
                                                    By: FIBERTECH NETWORKS, LLC

                                     By: /s/ Frank Chiaino
                                         ------------------------------------
                                         Frank Chiaino, Chief Operating Officer

                                     CHOICE ONE COMMUNICATIONS INC.

                                     By: /s/ Steve M. Dubnik
                                         ------------------------------------
                                         Steve M. Dubnik
                                         President and CEO

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                                  Amendment Two
                        Revised EXHIBIT "D" dated 5/1/02
                       PROPOSED SCHEDULE FOR INSTALLATION

                [Confidential Treatment sought for this Schedule]